UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2019

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(832) 538-0300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HKRS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.03.                                        Bankruptcy or Receivership.

As previously disclosed, Halcón Resources Corporation (the “Company”) and its subsidiaries (collectively, with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases were filed in order to effect the Debtors’ previously disclosed Joint Prepackaged Plan of Reorganization (the “Plan”), the material terms of which were disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 5, 2019.

On September 24, 2019, the Bankruptcy Court entered an order, Docket No. 0321 (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Debtors expect that the effective date of the Plan (as defined in the Plan, the “Effective Date”) will occur after all conditions precedent to the Plan have been satisfied. Although the Debtors are targeting occurrence of the Effective Date as soon as reasonably practicable, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Pursuant to the Plan, the Company’s common stock outstanding immediately before the Effective Date will be canceled and of no further force or effect after the Effective Date. As of August 5, 2019, the Company had 164,039,916 shares of common stock outstanding.

The organizational documents of the reorganized Company will become effective on the Effective Date, and will authorize the reorganized Company to issue shares of new common stock pursuant to the Plan, including to holders of existing shares of common stock, in the amounts, and on the terms, set forth therein.

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the SEC on August 9, 2019.

Item 7.01 Regulation FD Disclosure.

On September 25, 2019, the Company issued a press release announcing the Bankruptcy Court’s entry of the Confirmation Order, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements.

Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to the ability to confirm and consummate the Plan in accordance with the terms thereof and the Restructuring Support Agreement (“RSA”); risks attendant to the bankruptcy process, including the effects thereof on the parties’ business and on the interests of various constituents, the length of time that the parties might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate the Plan, potential adverse effects on the parties’ liquidity or results of operations; increased costs to execute the reorganization contemplated by the RSA and the Plan, effects on market price of the Company’s common stock and on the Company’s ability to access the capital markets; and those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings submitted by the Company to the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibits
2.1

Order of the Bankruptcy Court, dated September 24, 2019, confirming the Debtors’ Joint Prepackaged Plan of Reorganization under the Bankruptcy Code, together with such Joint Prepackaged Plan of Reorganization.

99.1	Press release issued by the Company on September 25, 2019.

EXHIBIT INDEX

Exhibit No.

2.1

Order of the Bankruptcy Court, dated September 24, 2019, confirming the Debtors’ Joint Prepackaged Plan of Reorganization under the Bankruptcy Code, together with such Joint Prepackaged Plan of Reorganization.

99.1	Press release issued by the Company on September 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

September 25, 2019	By:	/s/ David S. Elkouri
David S. Elkouri Executive Vice President, Chief Legal Officer